CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Alpine Equity Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Alpine Equity Trust for the period ended April 30, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Alpine Equity Trust for the stated period.

/s/ Samuel A. Lieber                    /s/ Sheldon Flamm
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Samuel A. Lieber                        Sheldon Flamm
President, Alpine Equity Trust          Treasurer, Alpine Equity Trust

Dated:    7-7-04
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Alpine Equity Trust for purposes of the Securities Exchange Act of 1934.